Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226

Supplement dated March 18, 2022
to the
Roundhill Streaming Services & Technology ETF (SUBZ)
Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated February 3, 2021, as supplemented

Roundhill Pro Sports, Media & Apparel ETF (MVP)
Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated March 15, 2021, as supplemented

each, a series of Listed Funds Trust
After careful consideration, and at the recommendation of Roundhill Financial Inc., the investment adviser to the Roundhill Streaming Services & Technology ETF and the Roundhill Pro Sports, Media & Apparel ETF (each, a “Fund,” and collectively, the “Funds”), the Board of Trustees of Listed Funds Trust approved the closing and subsequent liquidation of the Funds pursuant to the terms of a Plan of Liquidation. Accordingly, the Funds are expected to cease operations, liquidate their assets, and distribute the liquidation proceeds to shareholders of record on or about April 8, 2022 (the “Liquidation Date”). Shares of the Funds are listed on the NYSE Arca, Inc.
Beginning on or about March 23, 2022 and continuing through the Liquidation Date, the Funds will liquidate their portfolio assets. As a result, during this period, the Funds will increase their cash holdings and deviate from their investment objectives, investment strategies, and investment policies as stated in the Funds’ Prospectuses and SAI.
The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Funds will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Funds’ shares during that time period. Customary brokerage charges may apply to such transactions.
If no action is taken by a Fund shareholder prior to the Liquidation Date, the Funds will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Funds on the Liquidation Date will not be charged any transaction fees by the Funds. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.
Shareholders can call (800) 617-0004 for additional information.
Please retain this supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.